UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation of Organization)	(I.R.S. Employer Identification Number)

1111 Beltline Road, Suite 108E, Garland, TX	75040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 367-9199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Quad M Solutions, Inc., an Idaho corporation, (the “Company”), a public holding company (OTC: MMMM), is filing this Current Report on Form 8-K to report that the Company’s Board of Directors and executive officers first learned on late on Friday, April 21, 2023 and confirmed on Monday, April 24, 2023, that the Company’s Annual Report on Form 10-K for its year ended December 31, 2022 (the “Form 10-K”) was filed with the Securities and Exchange Commission (the “Commission”) on April 17, 2023, prior to the completion of the audit and improperly included the Report of the Company’s Independent Registered Public Accounting Firm, Hudgens CPA, PLLC, purportedly dated April 15, 2023, without either the consent nor the prior knowledge of Hudgens CPA, PLLC. The Company first learned on April 21, 2023, that, in fact, the Form 10-K had been filed with the Commission as a direct result of the unauthorized actions of the Company’s financial consultant, which actions included the improper and unauthorized inclusion of the Report of the Company’s Independent Registered Public Accounting Firm, Hudgens CPA, PLLC, purportedly dated April 15, 2023, before the audit was completed and, as a result, was included without the knowledge or authority of the Company’s Board of Directors, executive officers or Hudgens CPA, PLLC. The aforesaid financial consultant has been terminated, for cause, by the Company, effective immediately on April 24, 2023.

The Company’s Board of Directors and executive officers, based upon current information, do not believe that there will be any material changes to the financial statements for the year ended December 31, 2022, that were filed in the Form 10-K. Nevertheless, until the audit is completed by Hudgens CPA, PLLC, the Company is filing this Form 8-K to report that the previously issued financial statements for the year ended December 31, 2022 contained in the Form 10-K filed on April 17, 2023, that improperly included the Report of the Company’s Independent Registered Public Accounting Firm, Hudgens CPA, PLLC, purportedly dated April 15, 2023, and stated that the financial statements were “audited,” should no longer be relied upon and, as a result, such financial statements may be modified, supplemented or succeeded, after completion of the audit.

The Company, after communicating with Hudgens CPA, PLLC and explaining to Hudgens CPA, PLLC the facts now known by the Company related to the ultra vires actions taken by the former financial consultant, delivered a copy of this Form 8-K to Hudgens CPA, PLLC prior to its filing with the Commission. As a result, while the Company awaits the completion of the audit for its year ended December 31, 2022, as soon as possible after the filing of this Form 8-K, the Company will be filing an Amended Annual Report on Form 10-K/A with unaudited financial statements for the year ended December 31, 2022, and without the Report of the Independent Registered Public Accounting Firm for such year ended. Immediately upon completion of the audit, the Company will be filing with the Commission a 2nd Amended Annual Report on Form 10-K/A which will include audited financial statements for its years ended December 31, 2022 and 2021, together with the Report of the Company’s Independent Registered Public Accounting Firm, Hudgens CPA, PLLC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2023

QUAD M SOLUTIONS, INC.

By:	/s/ Joseph Frontiere
Joseph Frontiere
Chief Executive Officer

3